UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 7, 2020

CLEVELAND-CLIFFS INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Public Square,	Suite 3300,	Cleveland,	Ohio	44114-2315
(Address of Principal Executive Offices)				(Zip Code)
Registrant's telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, par value $0.125 per share	CLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
As previously disclosed by Cleveland-Cliffs Inc. (the "Company") under Item 2.01 of its Current Report on Form 8-K filed on December 9, 2020 (the "Original 8-K"), on December 9, 2020, pursuant to the terms of the Transaction Agreement, dated as of September 28, 2020, by and between Cleveland-Cliffs Inc., an Ohio corporation (the "Company"), and ArcelorMittal S.A., an entity formed under Luxembourg law, ArcelorMittal S.A. sold substantially all of the operations of ArcelorMittal S.A.'s former wholly-owned subsidiary ArcelorMittal USA LLC, a Delaware limited liability company, its subsidiaries and certain affiliates (collectively “ArcelorMittal USA”) to Cliffs. In connection with the closing of the AM USA Transaction, as contemplated by the terms of the Transaction Agreement, ArcelorMittal S.A.'s joint venture partner in the I/N Kote and I/N Tek joint ventures (collectively, the "I/N JVs") exercised its put rights pursuant to the terms of the I/N JVs joint venture agreements. As a result, the Company purchased all of such joint venture partner's interests in the I/N JVs. Following the closing of the AM USA Transaction, the Company, through its subsidiaries, owns 100% of the interests in the I/N JVs. Together we refer to these transactions as the "AM USA Transaction".
This Current Report on Form 8-K/A amends the Original 8-K to file the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)Financial Statements of Business Acquired.
The following audited and unaudited financial statements as required by Item 9.01(a) are attached hereto as Exhibits to this Current Report on Form 8-K/A and are incorporated by reference herein:
(i)
Exhibit 99.1 – The audited combined consolidated financial statements of ArcelorMittal USA LLC and Affiliates as of December 31, 2019 and 2018 and for the years then ended, and the notes related thereto.

(ii)
Exhibit 99.2 – The unaudited condensed combined consolidated financial statements of ArcelorMittal USA LLC and Affiliates as of September 30, 2020 and for the nine-months ended September 30, 2020 and 2019, and the notes related thereto.

(iii)
Exhibit 99.3 – The audited financial statements of I/N Kote (a partnership between subsidiaries of ArcelorMittal USA LLC and Nippon Steel Corporation) (“I/N Kote”) as of December 31, 2019 and 2018 and for the years then ended, and the notes related thereto.

(iv) Exhibit 99.4 – The unaudited condensed financial statements of I/N Kote as of September 30, 2020 and for the nine-months ended September 30, 2020 and 2019, and the notes related thereto.
(v)
Exhibit 99.5 – The audited financial statements of I/N Tek (a partnership between subsidiaries of ArcelorMittal USA LLC and Nippon Steel Corporation) (“I/N Tek”) as of December 31, 2019 and 2018 and for the years then ended, and the notes related thereto.

(vi) Exhibit 99.6 – The unaudited condensed financial statements of I/N Tek as of September 30, 2020 and for the nine-months ended September 30, 2020 and 2019, and the notes related thereto.
(b)Pro Forma Financial Information.
The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the nine months ended September 30, 2020 give effect to the AM USA Transaction as if it had been consummated on January 1, 2019. The unaudited pro forma condensed combined statement of financial position as of September 30, 2020 has been prepared to give effect to the AM USA Transaction as if it had been consummated on September 30, 2020. The unaudited pro forma combined financial information, and the notes related thereto, are incorporated by reference as Exhibit 99.7 to this Current Report on Form 8-K/A and into this Item 9.01(b).

Exhibit Number	Description

23.1*	Consent of Deloitte & Touche LLP related to ArcelorMittal USA LLC and Affiliates
23.2*	Consent of Deloitte & Touche LLP related to I/N Kote
23.3*	Consent of Deloitte & Touche LLP related to I/N Tek
99.1*	The audited combined consolidated financial statements of ArcelorMittal USA LLC and Affiliates as of December 31, 2019 and 2018 and for the years then ended, and the notes related thereto.
99.2*
The unaudited condensed combined consolidated financial statements of ArcelorMittal USA LLC and Affiliates as of September 30, 2020 and for the nine-months ended September 30, 2020 and 2019, and the notes related thereto.

99.3*	The audited financial statements of I/N Kote as of December 31, 2019 and 2018 and for the years then ended, and the notes related thereto.
99.4*	The unaudited condensed financial statements of I/N Kote as of September 30, 2020 and for the nine-months ended September 30, 2020 and 2019, and the notes related thereto.
99.5*	The audited financial statements of I/N Tek as of December 31, 2019 and 2018 and for the years then ended, and the notes related thereto.
99.6*	The unaudited condensed financial statements of I/N Tek as of September 30, 2020 and for the nine-months ended September 30, 2020 and 2019, and the notes related thereto.
99.7*
The unaudited pro forma condensed combined statement of financial position as of September 30, 2020 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the nine months ended September 30, 2020, and the notes related thereto.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.
*	Filed herein

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC.

Date:	February 8, 2021	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Chief Legal Officer & Secretary
4